File No. 33-45164    CIK #883259

                  Securities and Exchange Commission
                      Washington, D. C. 20549

                          Post-Effective

                         Amendment No. 3

                               to

                            Form S-6


       For Registration under the Securities Act of 1933 of
        Securities of Unit Investment Trusts Registered on
                          Form N-8B-2

        The Ranson Municipal Trust, Multi-State Series 1
                     (Exact Name of Trust)

                  RANSON CAPITAL CORPORATION
                   (Exact Name of Depositor)

              120 South Market Street, Suite 450
                  Wichita, Kansas  67202
 (Complete address of Depositor's principal executive offices)

Ranson Capital Corporation                   Chapman and Cutler
Attn:  John A. Ranson                        Attention: Eric F. Fess
120 South Market Street, Suite 450           111 West Monroe Street
Wichita, Kansas  67202                       Chicago, Illinois  60603
     (Name and complete address of agents for service)

( X ) Check if it is proposed that this filing will become effective on December 18, 1995 pursuant to paragraph (b) of Rule 485.







              THE KANSAS TAX-EXEMPT TRUST, SERIES 64
            SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                   AS OF NOVEMBER 21, 1995

         SPONSOR AND EVALUATOR:  RANSON CAPITAL CORPORATION
   TRUSTEE:  INVESTORS FIDUCIARY TRUST COMPANY, KANSAS CITY, MISSOURI

GENERAL INFORMATION
Principal Amount of Municipal Bonds                                               $  2,970,000
Number of Units                                                                          3,140
Fractional Undivided Interest in the Trust per Unit                                  1 / 3,140
Principal Amount of Municipal Bonds per Unit                                      $     945.86
Public Offering Price:
     Aggregate Bid Price of Municipal Bonds in the Portfolio                      $  2,924,412
     Aggregate Bid Price of Municipal Bonds per Unit                              $     931.34
     Cash per Unit(1)                                                             $        .17
     Sales Charge 5.82% (5.50% of the Public Offering Price)                      $      54.21
     Public Offering Price per Unit (exclusive of accrued interest)(2)            $     985.72
Redemption Price per Unit (exclusive of accrued interest)                         $     931.51
Excess of Public Offering Price per Unit Over Redemption Price per Unit           $      54.21
Minimum Value of the Trust under which Trust Agreement may be terminated          $    602,000
Original Date of Deposit:  August 19, 1993
Mandatory Termination Date:  December 31, 2043
     Evaluations for purpose of sale, purchase or redemption of Units are made as of 4:00 P.M. Central time on days of trading on the New York Stock
     Exchange next following receipt of an order for a sale or purchase of
     Units or receipt by the Trustee of Units tendered for redemption.

SPECIAL PER UNIT INFORMATION
Calculation of Estimated Net Annual Interest Income per Unit:(3)
     Estimated Annual Interest Income                                             $      53.25
     Less:  Estimated Annual Expense                                              $       2.06
     Estimated Net Annual Interest Income                                         $      51.19
Estimated Net Monthly Interest Distribution per Unit                              $       4.27
Estimated Daily Rate of Net Interest Accrual per Unit                             $      .1423
Estimated Current Return Based on Public Offering Price(3)                               5.19%
Trustee's Annual Fee                                                              $ 1.40 (including expenses) per $1,000 principal
                                                                                    amount of Bonds
Annual Evaluation Fee                                                             $.25 per $1,000 principal amount of Bonds
Annual Audit Fee                                                                  Maximum of $0.50 per Unit
Record and Computation Dates                                                      FIFTEENTH day of each month
Distribution Dates                                                                FIRST day of each month

[FN]
(1) This amount, if any, represents principal cash which is an asset of the Trust and is included in the determination of the Public Offering Price.

(2) Units are offered at the Public Offering Price plus accrued interest to the date of settlement (five business days after purchase). On November 21, 1995, there was added to the Public Offering Price of $985.72 accrued interest to the settlement date of November 27, 1995, of $7.67, for a total price of $993.39 per Unit.

(3) The Estimated Current Return will vary with changes in the Public Offering Price and there is no assurance that the Estimated Current Return on the date hereof will be applicable on a subsequent date of purchase. The Estimated Current Return is increased for transactions entitled to a reduced sales charge (see "Estimated Current Return" - Part Two).



                        PROSPECTUS PART ONE
     NOTE:  Part One of this Prospectus may not be distributed
                  unless accompanied by Part Two.
 Please retain both parts of this Prospectus for future reference.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
     REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                 THE KANSAS TAX- EXEMPT TRUST

                           SERIES 64

                    FINANCIAL STATEMENTS
                 AND SCHEDULE OF INVESTMENTS

             YEARS ENDED AUGUST 31, 1995, 1994, AND
            PERIOD AUGUST 19, 1993 TO AUGUST 31, 1993

                             WITH

                 INDEPENDENT AUDITORS' REPORT





                THE KANSAS TAX-EXEMPT TRUST

                         SERIES 64

      FINANCIAL STATEMENTS AND SCHEDULE OF INVESTMENTS

           YEARS ENDED AUGUST 31, 1995, 1994, AND
          PERIOD AUGUST 19, 1993 TO AUGUST 31, 1993


                    TABLE OF CONTENTS


                                                               Page

Independent Auditors' Report on Financial Statements             1

Financial Statements:

     Statement of Assets and Liabilities                         2

     Statement of Operations                                     3

     Statement of Changes in Net Assets                          4

     Schedule of Investments and Notes                           5-6

     Notes to Financial Statements                               7-8





                INDEPENDENT AUDITORS' REPORT




Unitholders
The Kansas Tax-Exempt Trust
Series 64


We have audited the accompanying statement of assets and liabilities of the Kansas Tax-Exempt Trust, Series 64, including the schedule of investments, as of August 31, 1995, and the related statements of operations and changes in net assets for each of the two years in the period ended August 31, 1995 and for the period from August 19, 1993 (Date of Deposit) to August 31, 1993. These financial statements are the responsibility of the Sponsor's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Kansas Tax-Exempt Trust, Series 64 as of August 31, 1995, and the results of operations and changes in net assets for each of the two years in the period ended August 31, 1995 and for the period from August 19, 1993 (Date of Deposit) to August 31, 1993, in conformity with generally accepted accounting principles.



                                       ALLEN, GIBBS & HOULIK, L.C.

Wichita, Kansas
December 14, 1995





                  THE KANSAS TAX-EXEMPT TRUST
                            SERIES 64
               STATEMENT OF ASSETS AND LIABILITIES
                         AUGUST 31, 1995


ASSETS:

     Municipal Bonds, at value (cost $2,964,284) (Note 1)                              $2,847,690
     Accrued interest                                                                      66,173
                                                                                       __________
               Total assets                                                             2,913,863
                                                                                       __________



LIABILITIES AND NET ASSETS:

     Accrued liabilities                                                                   26,422
     Distributions payable to Unitholders:                                                 13,392
                                                                                         ________
               Total liabilities                                                           39,814
                                                                                         ________



     Net assets, applicable to 3,140 Units outstanding (Note 5):
          Cost of Trust assets, exclusive of interest (Note 1)     $2,964,284
          Unrealized appreciation (Note 2)                           (116,594)
          Distributable funds                                          26,359
                                                                   ___________         __________
               Net assets                                                              $2,874,049
                                                                                       __________
                                                                                       __________


[FN]
   The accompanying notes are an integral part of these financial statements.

                      THE KANSAS TAX-EXEMPT TRUST
                                SERIES 64
                         STATEMENT OF OPERATIONS


                                                                                   Period from
                                                     Year Ended     Year Ended       8/19/93
                                                       8/31/95        8/31/94      to 8/31/93
                                                     __________    ____________    __________

Investment income - interest                         $ 167,200      $ 167,435      $   2,037

Expenses (Note 3):
     Trustee's fees and related expenses                 3,890          3,869            117
     Evaluator's fees                                      750            753             25
     Audit fees                                          1,569          1,570             52
                                                     _________       ________       _________
          Total expenses                                 6,209          6,192            194
                                                     _________       ________       _________

Investment income - net                                160,991        161,243          1,843
                                                     _________       ________       _________
Realized and unrealized gain (loss) on investments:
     Net realized loss                                     (19)           (80)
     Unrealized appreciation (depreciation)             73,279       (209,246)        19,373
                                                     _________       ________       _________

Net gain (loss) on investments                          73,260       (209,326)        19,373
                                                     _________       ________       _________

Net increase (decrease) in net assets resulting
     from operations                                  $234,251       $(48,083)       $21,216
                                                     _________       ________       _________
                                                     _________       ________       _________



[FN]
   The accompanying notes are an integral part of these financial statements.

                      THE KANSAS TAX-EXEMPT TRUST
                                 SERIES 64
                   STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Period from
                                                     Year Ended       Year Ended          8/19/93
                                                       8/31/95          8/31/94          to 8/31/93
                                                     __________      ____________      _____________
Operations:
     Net investment income                           $  160,991       $  161,243        $    1,843
     Net realized loss on investments                       (19)             (80)
     Unrealized appreciation (depreciation)
          on investments                                 73,279         (209,246)           19,373
                                                      _________        _________        ___________

                                                        234,251          (40,083)           21,216


Distributions to Unitholders:
     Net investment income                              160,691          137,027
     Principal                                            2,430              900
                                                      _________        _________        ___________

Total increase (decrease) in net assets                  71,130         (186,010)           21,216

Net assets:
     At the beginning of the period                   2,802,919        2,988,929         2,967,713
                                                      _________        _________        ___________
     At the end of the period
          (including distributable funds
          applicable to Trust Units: 1995-
          $26,359; 1994-$26,059; 1993-$1,843)        $2,874,049       $2,802,919        $2,988,929
                                                      _________        _________        ___________
                                                      _________        _________        ___________

Trust Units outstanding at the end of the period          3,140            3,140             3,140
                                                      _________        _________        ___________
                                                      _________        _________        ___________



[FN]
   The accompanying notes are an integral part of these financial statements.

                                              THE KANSAS TAX-EXEMPT TRUST
                                                         SERIES 64
                                                 SCHEDULE OF INVESTMENTS
                                                     August 31, 1995

                          NAME OF ISSUER,
AGGREGATE                 COUPON RATE AND                                                    REDEMPTION
PRINCIPAL(4)              MATURITY DATE                                      RATING(1)       PROVISIONS(2)            VALUE(3)
_________________________________________________________________________________________________________________________________
$   200,000     Unified School District No. 266, Sedgwick County,               AAA            2002 @ 101             $  198,652
                Kansas (Maize) General Obligation Bonds, Series 1993                           2009 @ 100 S.F.
                (FGIC Insured) 5.50% Due 9/1/2010

    420,000     Unified School District No. 394 (Butler County), Kansas         AAA            2003 @ 100                404,205
                (Rose Hill) General Obligation Refunding and Improvement                       2009 @ 100 S.F.
                Bonds Series 1993 (AMBAC Insured) 5.37% Due 9/1/2013

    750,000     Unified School District No. 263, Sedgwick County,               AAA            2003 @ 100                725,403
                Kansas (Mulvane) General Obligation Refunding and
                Improvement Bonds Series 1993 (Capital Guaranty Insured)
                5.45% Due 9/1/2013

     55,000     Saline County, Kansas Single-Family Mortgage Revenue Bonds      AAA            Non Callable                5,623
                (Multiple Originators and Servicers) 1984 Series A
                (MBIA Insured) 0.00% Due 5/1/2016(5)

    750,000     Kansas Turnpike Authority Turnpike Revenue Bonds, Series        AAA            2003 @ 102                699,662
                1993 (AMBAC Insured) 5.25% Due 9/1/2017                                        2013 @ 100 S.F.

    300,000     City of Wichita, Kansas Multi-Family Housing Revenue            Aaa#           2003 @ 102                292,618
                Refunding Bonds (GNMA Mortgage-Backed Security Program-
                Northpark Apartments Project) Series II-A, 1993 6.125%
                Due 8/20/2028

    500,000     City of Burlington, Kansas Pollution Control Refunding          AAA            2001 @ 102                521,527
                Revenue Bonds, Series 1992 (Kansas Gas and Electric
                Company) (MBIA Insured) 7.00% Due 6/1/2031


___________                                                                                                           __________
 $2,975,000                                                                                                           $2,847,690
___________                                                                                                           __________
___________                                                                                                           __________


[FN]
             See accompanying notes to schedule of investments.

   The accompanying notes are an integral part of these financial statements.

                   THE KANSAS TAX-EXEMPT TRUST
                             SERIES 64
                 NOTES TO SCHEDULE OF INVESTMENTS


1    All ratings are by Standard & Poor's Corporation as of August 31, 1995
unless marked with the symbol "#" in which case the rating is by Moody's Investors Service, Inc.

2    There is shown under this heading the year in which each issue of
Bonds is initially redeemable and the redemption price for that year, or if currently redeemable, the redemption price in 1995. Unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par value. "SF" indicates a sinking fund is established with respect to an issue of Bonds. In addition, certain Bonds in the trust portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such bonds. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have a valuation which represents a premium over the call price or par.

     To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the the Units. Distributions of net income will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and, unless utilized to pay for Units tendered for redemption, there will be distributed to Unitholders the principal amount and any premium received on such redemption. The estimated current return in this event may be affected by such redemptions.


3    See Note 1 to the accompanying financial statements for a description of the method of determining cost and value.

4    At August 31, 1995, the Portfolio of the Trust consists of 7 issues of
Bonds. Three of the Bonds in the Trust are general obligations of the governmental entity issuing it or is backed by the taxing power thereof representing 46% of principal amount of total Trust. The remaining issues are payable directly or indirectly from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. All the issuers of the Bonds in the Trust are located in the State of Kansas, divided by source of revenue (and percentage of principal amount to total Trust) as follows: Housing, 2(12%); Utility, 1(17%); Education, 3(46%); and Miscellaneous, 1(25%).

5    This Bond has been purchased at a discount from the par value because there is no stated interest income thereon. Such bonds are normally described as "zero coupon" bonds. Over the life of such bonds the value increases such that upon maturity the holders of such bonds will receive 100% of the principal amount thereof. Approximately 2% of the aggregate principal amount of the Bonds in the Trust are "zero coupon" bonds.

6    This issue of Bonds is secured by an escrow of U.S. Government Securities.



                               (continued)
                                    6





                     THE KANSAS TAX-EXEMPT TRUST
                               SERIES 64

                     NOTES TO FINANCIAL STATEMENTS



1.     SIGNIFICANT ACCOUNTING POLICIES

Valuation of Municipal Bonds - Municipal Bonds (Bonds) are stated at bid prices as determined by Ranson Capital Corporation (the "Evaluator"). The aggregate bid prices of the Bonds are determined by the Evaluator based on
(a) current bid prices of the Bonds, (b) current bid prices for comparable bonds, (c) appraisal, or (d) any combination of the above.

Cost of Municipal Bonds - Cost of the Trust's Bonds was based on the offering prices of the Bonds on August 19, 1993 (Date of Deposit). The premium or discount (including any original issue discount) existing at August 19, 1993, is not being amortized. Realized gain (loss) from Bond transactions is reported on an identified cost basis.


2.     UNREALIZED DEPRECIATION

An analysis of net unrealized depreciation at August 31, 1995, follows:

     Gross unrealized appreciation      $     235
     Gross unrealized depreciation       (116,829)
                                         ________
                                         (116,594)
                                         ________
                                         ________

3.     EXPENSES OF THE TRUST

The Evaluator receives an annual fee of $.25 per $1,000 principal amount of the underlying Bonds in the portfolio of the Trust based on the largest aggregate amount of Bonds in the Trust at any time during such period. The Trustee receives for ordinary services an annual fee from the Trust of $1.40 per $1,000 of principal amount of bonds based on the largest aggregate amount of Bonds in the Trust at any time during such period. The Indenture provides for the Trust to be audited on an annual basis at the expense of the Trust by independent public accountants selected by the Sponsor. The audit fee paid by the Trust shall not exceed $.50 per Unit on an annual basis.


4.     FEDERAL INCOME TAXES

The Trust is not taxable for Federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.


                                    7





                    THE KANSAS TAX-EXEMPT TRUST
                              SERIES 64
                    NOTES TO FINANCIAL STATEMENTS
                             (CONTINUED)

5.     OTHER INFORMATION

Cost to investors - The cost to initial investors of Units of the Trust was based on the aggregate offering price of the Bonds on the date of an investor's purchase, plus a sales charge of 5.50% of the Public Offering Price (equivalent to 5.820% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate bid price of the Bonds plus or minus a pro rata share of cash or overdraft in the Principal Account, if any, on the date of an investor's purchase, plus a sales charge of 5.50% of the Public Offering Price (equivalent to 5.82% of the net amount invested).

Distributions - Distributions of net interest income to Unitholders are declared on the 15th of each month and paid on the 1st day of the succeeding month. An initial distribution to investors of $3.50 per Unit was paid on November 1, 1993. An aggregate distribution of $3,251 ($1.04 per unit) was distributed to the Sponsor of the Trust representing interest income from the Date of Deposit to August 26, 1993 (first settlement date).


Selected data for a Unit of the Trust outstanding for each period -


                                                                                       Period from
                                                     Year Ended       Year Ended         8/19/93
                                                      8/31/95          8/31/94         to 8/31/93
                                                     __________      ____________     ____________

     Investment income - interest                    $   53.25       $   53.32         $     .65
     Expenses                                             1.99            1.97               .06
                                                      ________        ________          ________
     Investment income - net                             51.26           51.35               .59

     Distributions to Unitholders:
          Investment income - net                       (51.17)         (43.64)
          Principal                                       (.77)           (.29)
     Net gain (loss) on investments                      23.33          (66.66)             6.17
                                                      ________        ________          ________

     Increase (decrease) in net asset value              22.65          (59.24)             6.76

     Net asset value:
          Beginning of each period                      892.65          951.89            945.13
                                                      ________        ________          ________

          End of each period, including
               distributable funds                     $915.30         $892.65           $951.89
                                                      ________        ________          ________
                                                      ________        ________          ________



                                    8





             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the reference to our firm under the caption "Legal and Auditing Matters" and to the use of our report dated December 14, 1995 in this Post-Effective Amendment No. 3 to the Registration Statement (Form S-6 No. 33-45164) and related Prospectus of The Kansas Tax-Exempt Trust, Series 64.



                                       ALLEN, GIBBS & HOULIK, L.C.

Wichita, Kansas
December 14, 1995










              THE NEBRASKA TAX-EXEMPT TRUST, SERIES 1
            SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                   AS OF NOVEMBER 21, 1995

         SPONSOR AND EVALUATOR:  RANSON CAPITAL CORPORATION
   TRUSTEE:  INVESTORS FIDUCIARY TRUST COMPANY, KANSAS CITY, MISSOURI

GENERAL INFORMATION
Principal Amount of Municipal Bonds                                               $  2,650,000
Number of Units                                                                          2,783
Fractional Undivided Interest in the Trust per Unit                                  1 / 2,783
Principal Amount of Municipal Bonds per Unit                                      $     952.21
Public Offering Price:
     Aggregate Bid Price of Municipal Bonds in the Portfolio                      $  2,582,503
     Aggregate Bid Price of Municipal Bonds per Unit                              $     627.96
     Cash per Unit(1)                                                             $         --
     Sales Charge 5.82% (5.50% of the Public Offering Price)                      $      54.00
     Public Offering Price per Unit (exclusive of accrued interest)(2)            $     981.96
Redemption Price per Unit (exclusive of accrued interest)                         $     927.96
Excess of Public Offering Price per Unit Over Redemption Price per Unit           $      54.00
Minimum Value of the Trust under which Trust Agreement may be terminated          $    543,000
Original Date of Deposit:  August 19, 1993
Mandatory Termination Date:  December 31, 2043
     Evaluations for purpose of sale, purchase or redemption of Units are made as of 4:00 P.M. Central time on days of trading on the New York Stock
     Exchange next following receipt of an order for a sale or purchase of
     Units or receipt by the Trustee of Units tendered for redemption.

SPECIAL PER UNIT INFORMATION
Calculation of Estimated Net Annual Interest Income per Unit:(3)
     Estimated Annual Interest Income                                             $      53.34
     Less:  Estimated Annual Expense                                              $       2.07
     Estimated Net Annual Interest Income                                         $      51.27
Estimated Net Monthly Interest Distribution per Unit                              $       4.27
Estimated Daily Rate of Net Interest Accrual per Unit                             $      .1423
Estimated Current Return Based on Public Offering Price(3)                               5.22%
Trustee's Annual Fee                                                              $ 1.40 (including expenses) per $1,000 principal
                                                                                    amount of Bonds
Annual Evaluation Fee                                                             $.25 per $1,000 principal amount of Bonds
Annual Audit Fee                                                                  Maximum of $0.50 per Unit
Record and Computation Dates                                                      FIFTEENTH day of each month
Distribution Dates                                                                FIRST day of each month

[FN]
(1) This amount, if any, represents principal cash which is an asset of the Trust and is included in the determination of the Public Offering Price.

(2) Units are offered at the Public Offering Price plus accrued interest to the date of settlement (five business days after purchase). On November 21, 1995, there was added to the Public Offering Price of $927.96 accrued interest to the settlement date of November 27, 1995, of $7.69, for a total price of $935.65 per Unit.

(3) The Estimated Current Return will vary with changes in the Public Offering Price and there is no assurance that the Estimated Current Return on the date hereof will be applicable on a subsequent date of purchase. The Estimated Current Return is increased for transactions entitled to a reduced sales charge (see "Estimated Current Return" - Part Two).



                        PROSPECTUS PART ONE
     NOTE:  Part One of this Prospectus may not be distributed
                  unless accompanied by Part Two.
 Please retain both parts of this Prospectus for future reference.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
     REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                 THE NEBRASKA TAX-EXEMPT TRUST

                           SERIES 1

                    FINANCIAL STATEMENTS
                 AND SCHEDULE OF INVESTMENTS

              YEAR ENDED AUGUST 31, 1995, 1994 AND
           PERIOD AUGUST 19, 1993 TO AUGUST 31, 1993

                             WITH

                 INDEPENDENT AUDITORS' REPORT





                THE NEBRASKA TAX-EXEMPT TRUST

                         SERIES 1

      FINANCIAL STATEMENTS AND SCHEDULE OF INVESTMENTS

             YEAR ENDED AUGUST 31, 1995, 1994 AND
          PERIOD AUGUST 19, 1993 TO AUGUST 31, 1993


                    TABLE OF CONTENTS


                                                               Page

Independent Auditors' Report on Financial Statements             1

Financial Statements:

     Statement of Assets and Liabilities                         2

     Statement of Operations                                     3

     Statement of Changes in Net Assets                          4

     Schedule of Investments and Notes                           5-6

     Notes to Financial Statements                               7-8





                INDEPENDENT AUDITORS' REPORT




Unitholders
The Nebraska Tax-Exempt Trust
Series 1


We have audited the accompanying statement of assets and liabilities of the Nebraska Tax-Exempt Trust, Series 1, including the schedule of investments, as of August 31, 1995, and the related statements of operations and changes in net assets for each of the two years ended August 31, 1995 and for the period from August 19, 1993 (Date of Deposit) to August 31, 1993.
These financial statements are the responsibility of the Sponsor's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Nebraska Tax-Exempt Trust, Series 1 as of August 31, 1995, and the results of operations and changes in net assets for each of the two years ended August 31, 1995 and for the period from August 19, 1993 (Date of Deposit) to August 31, 1993, in conformity with generally accepted accounting principles.



                                       ALLEN, GIBBS & HOULIK, L.C.

Wichita, Kansas
December 14, 1995





                  THE NEBRASKA TAX-EXEMPT TRUST
                            SERIES 1
               STATEMENT OF ASSETS AND LIABILITIES
                         AUGUST 31, 1995


ASSETS:

     Municipal Bonds, at fair value (cost $2,625,570) (Note 1)                         $2,539,601
     Accrued interest                                                                      49,938
                                                                                       __________
               Total assets                                                             2,589,539
                                                                                       __________



LIABILITIES AND NET ASSETS:

     Accrued liabilities                                                                   15,140
     Distributions payable to Unitholders                                                  11,883
                                                                                          ________
               Total liabilities                                                           27,023
                                                                                          ________



     Net assets, applicable to 2,783 Units outstanding (Note 5):
          Cost of Trust assets, exclusive of interest (Note 1)     $2,625,570
          Unrealized depreciation (Note 2)                            (85,969)
          Distributable funds                                          22,915
                                                                   ___________         __________
               Net assets                                                              $2,562,516
                                                                                       __________
                                                                                       __________


[FN]
   The accompanying notes are an integral part of these financial statements.

                      THE NEBRASKA TAX-EXEMPT TRUST
                                SERIES 1
                         STATEMENT OF OPERATIONS


                                                                                    Period from
                                                     Year Ended       Year Ended      8/19/93
                                                      8/31/95          8/31/94       to 8/31/93
                                                     __________    ____________    _____________

Investment income - interest                         $ 149,863      $ 152,546        $   1,915

Expenses (Note 3):
     Trustee's fees and related expenses                 3,623          3,429              105
     Evaluator's fees                                      733            678               23
     Audit fees                                          1,386          1,425               47
                                                     _________       ________         ________
          Total expenses                                 5,742          5,532              175
                                                     _________       ________         ________

Investment income - net                                144,121        147,014            1,740
                                                     _________       ________         ________
Realized and unrealized gain on investments:
     Net realized loss                                  (3,944)          (627)
     Unrealized appreciation (depreciation)             62,413       (167,729)          19,347
                                                     _________       ________         ________

Net gain (loss) on investments                          58,469       (168,356)          19,347
                                                     _________       ________         ________

Net increase (decrease) in net assets resulting
     from operations                                  $202,590       $(21,342)         $21,087
                                                     _________       ________         ________
                                                     _________       ________         ________



[FN]
   The accompanying notes are an integral part of these financial statements.

                      THE NEBRASKA TAX-EXEMPT TRUST
                                 SERIES 1
                   STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Period from
                                                     Year Ended       Year Ended         8/19/93
                                                      8/31/95          8/31/94          to 8/31/93
                                                     __________      ____________      ____________
Operations:
     Net investment income                           $  144,121       $  147,014         $   1,740
     Net realized loss on investments                    (3,944)            (627)
     Unrealized appreciation (depreciation)
          on investments                                 62,413         (167,729)           19,347
                                                      _________        _________         _________

                                                        202,590          (21,342)           21,087


Distributions to Unitholders:
     Net investment income (includes
         accrued interest to carry on called
         bonds: 1995-$417; 1994-$63; 1993-None)         144,887          125,073
     Principal                                           52,293            9,373
                                                      _________        _________         __________

Total increase (decrease) in net assets                   5,410         (155,788)           21,087

Net assets:
     At the beginning of the period                   2,557,106        2,712,894         2,691,807
                                                      _________        _________         _________
     At the end of the period
          (including distributable funds
          applicable to Trust Units: 1995-
          $22,915; 1994-$23,681; 1993-$1,740)        $2,565,516       $2,557,106        $2,712,894
                                                      _________        _________         _________
                                                      _________        _________         _________

Trust Units outstanding at the end of the period          2,783            2,840             2,850
                                                      _________        _________         _________
                                                      _________        _________         _________



[FN]
   The accompanying notes are an integral part of these financial statements.

                                              THE NEBRASKA TAX-EXEMPT TRUST
                                                         SERIES 1
                                                 SCHEDULE OF INVESTMENTS
                                                     August 31, 1995

                          NAME OF ISSUER,
AGGREGATE                 COUPON RATE AND                                                    REDEMPTION
PRINCIPAL(4)              MATURITY DATE                                      RATING(1)       PROVISIONS(2)            VALUE(3)
_________________________________________________________________________________________________________________________________
$   400,000     Municipal Energy Agency of Nebraska Power Supply                AAA            2003 @ 102             $  400,428
                System Revenue Refunding Bonds, 1993 Series A                                  2007 @ 100 S.F.
                (AMBAC Insured) 5.75% Due 4/1/2009

    430,000     Hospital Authority No. 1 of Lancaster County, Nebraska          AAA            2003 @ 101                445,076
                Revenue Bonds, Series 1992 A (Sisters of Charity Health                        2004 @ 100 S.F.
                Care Systems, Inc.) (AMBAC Insured) 6.25% Due 5/15/2012

    145,000     Nebraska Higher Education Loan Program, Inc. 1993-2             A#             2003 @ 100 S.F.           148,097
                Series A-6 Junior Subordinate Bonds 6.40% Due 6/1/2013

    500,000     City of Lincoln, Nebraska Electric System Revenue Refunding     Aa#            2003 @ 102                468,054
                Bonds, 1993 Series A 5.25% Due 9/1/2015                                        2012 @ 100 S.F.

     85,000     Nebraska Higher Education Loan Program, Inc. Residual Asset     AAA            2004 @ 46.31               15,693
                Capital Appreciation Bonds Series 1989A (MBIA Insured)
                0.00% Due 12/15/2015

    400,000     Cornhusker Public Power District Electric System Revenue        A              2003 @ 100                393,186
                and Refunding Bonds Series 1993 5.80% Due 3/1/2016                             2009 @ 100 S.F.

    490,000     Omaha Public Power District (Nebraska) Electric System          AA             2003 @ 102                466,689
                Revenue Bonds, 1993  Series C 5.50% Due 2/1/2017                               2015 @ 100 S.F.

    200,000     Nebraska Higher Education Loan Program, Inc. 1993-2             A#             2013 @ 100 S.F.           202,378
                Series A-6 Junior Subordinate Bonds 6.45% Due 6/1/2018(6)



___________                                                                                                           __________
 $2,650,000                                                                                                           $2,539,601
___________                                                                                                           __________
___________                                                                                                           __________


[FN]
             See accompanying notes to schedule of investments.

   The accompanying notes are an integral part of these financial statements.

                   THE NEBRASKA TAX-EXEMPT TRUST
                             SERIES 1
                 NOTES TO SCHEDULE OF INVESTMENTS


1     All ratings are by Standard & Poor's Corporation as of August 31, 1995,
unless marked with a "#" in which the rating is by Moody's Investor's Service, Inc.

2     There is shown under this heading the year in which each issue of
Bonds is initially redeemable and the redemption price for that year, or if currently redeemable, the redemption price in 1995. Unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par value. "SF" indicates a sinking fund is established with respect to an issue of Bonds. In addition, certain Bonds in the trust portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such bonds. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have a valuation which represents a premium over the call price or par.

     To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the the Units. Distributions of net income will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and, unless utilized to pay for Units tendered for redemption, there will be distributed to Unitholders the principal amount and any premium received on such redemption. The estimated current return in this event may be affected by such redemptions.


3     See Note 1 to the accompanying financial statements for a description of the method of determining cost and value.

4     At August 31, 1995, the Portfolio of the Trust consists of  7 issues of
Bonds. None of the issues in the Trust are general obligation of the governmental entity issuing them or are backed by the taxing power thereof. All remaining issues are payable directly or indirectly from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. All the issuers of the Bonds in the Trust are located in the State of Nebraska, divided by source of revenue (and percentage of principal amount to total Trust) as follows: Utility, 4(68%); Education, 2(16%); and Health Care, 1(16%).

6     This Bond is the same issue as another Bond in the portfolio.


                               (continued)
                                    6





                     THE NEBRASKA TAX-EXEMPT TRUST
                               SERIES 1

                     NOTES TO FINANCIAL STATEMENTS



1.     SIGNIFICANT ACCOUNTING POLICIES

Valuation of Municipal Bonds - Municipal Bonds (Bonds) are stated at bid prices as determined by Ranson Capital Corporation (the "Evaluator"). The aggregate bid prices of the Bonds are determined by the Evaluator based on
(a) current bid prices of the Bonds, (b) current bid prices for comparable bonds, (c) appraisal, or (d) any combination of the above.

Cost of Municipal Bonds - Cost of the Trust's Bonds was based on the offering prices of the Bonds on August 19, 1993 (Date of Deposit). The premium or discount (including any original issue discount) existing at August 31, 1993, is not being amortized. Realized gain (loss) from Bond transactions is reported on an identified cost basis.


2.     UNREALIZED DEPRECIATION

An analysis of net unrealized depreciation at August 31, 1995, follows:

     Gross unrealized depreciation     $ (85,969)
                                        ________
                                        ________

3.     EXPENSES OF THE TRUST

The Evaluator receives an annual fee of $.25 per $1,000 principal amount of the underlying Bonds in the portfolio of the Trust based on the largest aggregate amount of Bonds in the Trust at any time during such period. The Trustee receives for ordinary services an annual fee from the Trust of $1.32 per $1,000 of principal amount of bonds based on the largest aggregate amount of Bonds in the Trust at any time during such period. The Indenture provides for the Trust to be audited on an annual basis at the expense of the Trust by independent public accountants selected by the Sponsor. The audit fee paid by the Trust shall not exceed $.50 per Unit on an annual basis.


4.     FEDERAL INCOME TAXES

The Trust is not taxable for Federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.


                                    7





                    THE NEBRASKA TAX-EXEMPT TRUST
                              SERIES 1
                    NOTES TO FINANCIAL STATEMENTS
                             (CONTINUED)

5.     OTHER INFORMATION

Cost to investors - The cost to initial investors of Units of the Trust was based on the aggregate offering price of the Bonds on the date of an investor's purchase, plus a sales charge of 5.50% of the Public Offering Price (equivalent to 5.820% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate bid price of the Bonds plus or minus a pro rata share of cash or overdraft in the Principal Account, if any, on the date of an investor's purchase, plus a sales charge of 5.50% of the Public Offering Price (equivalent to 5.82% of the net amount invested).

Distributions - Distributions of net interest income to Unitholders are declared on the 15th of each month and paid on the 1st day of the succeeding month. An initial distribution to investors of $1.00 per Unit was paid on November 1, 1993. An aggregate distribution of $2,966 ($1.04 per unit) was distributed to the Sponsor of the Trust representing interest income from the Date of Deposit to August 26, 1993 (first settlement date).


Selected data for a Unit of the Trust outstanding for each period -


                                                                                       Period from
                                                     Year Ended       Year Ended         8/19/93
                                                       8/31/95          8/31/94         to 8/31/93
                                                     __________      ____________     ______________

     Investment income - interest                    $   53.85       $   53.71          $     .67
     Expenses                                             2.06            1.95                .06
                                                      ________        ________         __________
     Investment income - net                             51.79           51.76                .61

     Distributions to Unitholders:
          Investment income - net                       (52.06)         (44.04)
          Principal                                       (.35)           (.06)
     Net gain (loss) on investments                      21.00          (59.28)              6.79
                                                      ________        ________         __________

     Increase (decrease) in net asset value              20.38          (51.50)              7.40

     Net asset value:
          Beginning of each period                      900.39          951.89             944.49
                                                      ________        ________          _________

          End of each period, including
               distributable funds                     $920.77         $900.39            $951.89
                                                      ________        ________          _________
                                                      ________        ________          _________



                                    8





             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the reference to our firm under the caption "Legal and Auditing Matters" and to the use of our report dated December 14, 1995 in this Post-Effective Amendment No. 3 to the Registration Statement (Form S-6 No. 33-45164) and related Prospectus of The Nebraska Tax-Exempt Trust, Series 1.



                                       ALLEN, GIBBS & HOULIK, L.C.

Wichita, Kansas
December 14, 1995








   THIS PROSPECTUS MAY BE USED ONLY WHEN ACCOMPANIED BY PART ONE.
              BOTH PARTS OF THIS PROSPECTUS SHOULD BE
                   RETAINED FOR FUTURE REFERENCE.

PROSPECTUS                                                           PART TWO

           THE RANSON MUNICIPAL TRUST, MULTI-STATE SERIES

     The Trust. The Trust consists of underlying separate unit investment trusts (the "Trust"). The portfolio of each Trust is comprised of interest bearing obligations issued by or on behalf of municipalities or other governmental authorities in the state for which the Trust is named (the "Bonds" or "Securities"). In the opinion of counsel, interest income to the Trusts and to Certificateholders thereof, with certain exceptions, is exempt under existing law from Federal income taxes, from state income taxes to the extent indicated when held by residents of the state where the issuers of the Bonds in such Trusts are located, and, in the case of each Kansas Trust, from local Kansas intangible personal property taxes, but may be subject to the Federal alternative minimum tax and other state and local taxes. Capital gains, if any, are subject to tax. None of the Nebraska Trusts will hold more than 20% of their net assets in Securities which are subject to the Federal alternative minimum tax. The objectives of the Trusts include (1) interest income which is exempt from Federal income taxes, from state income taxes to the

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
     ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE
                CONTRARY IS A CRIMINAL OFFENSE.

    The date of this Prospectus is that date as set forth in Part One of this Prospectus.

                       RANSON CAPITAL CORPORATION
                                SPONSOR



extent indicated when held by residents of the state where the issuers of the Bonds in such Trusts are located, and, in the case of each Kansas Trust, from intangible personal property taxes levied by Kansas counties, cities and townships, (2) conservation of capital, and (3) liquidity of investment (see "Objectives of the Trusts"). For a listing of the Bonds, if any, subject to the Federal alternative minimum tax see Part One of this Prospectus. The payment of interest and the preservation of capital are dependent upon the continuing ability of the issuers and/or obligors of the Bonds to meet their respective obligations. Certain of the Bonds are obligations which derive their payment from mortgage loans. A substantial portion of such Bonds will probably be redeemed prior to their scheduled maturities; any such early redemption will reduce the aggregate principal amount of the affected Trust and may also affect the Estimated Long-Term Return and the Estimated Current Return. Depending on which Bonds are redeemed at any given time, the then Estimated Current Return may be higher, lower or unchanged from the Estimated Current Return that existed immediately prior to such redemption. There is no assurance that the Trusts' objectives will be met. The Sponsor of the Trusts is Ranson Capital Corporation, Suite 450, 120 South Market Street, Wichita, Kansas 67202.

     Public Offering Price. The secondary market Public Offering Price will be equal to the aggregate bid price of the Bonds in the portfolio of a Trust divided by the number of Units outstanding, plus a sales charge as set forth in Part One of this Prospectus under "Summary of Essential Financial Information." If the Bonds in the Trusts were available for direct purchase by investors, the purchase prices of the Bonds would not include the sales charge included in the Public Offering Price of the Units. See "Public Offering Information." In addition, the Public Offering Price will have added to it the proportionate share of accrued and undistributed interest to the date of settlement (five business days after order). See "Accrued Interest to Carry." The value of the Bonds will fluctuate with market and credit conditions, including any changes in interest rate levels.

     The Units. Each Unit represents a fractional undivided interest in the principal and net income of a Trust. The minimum purchase is one Unit.

     Distributions. Distributions of interest received by a Trust will be made on a monthly basis (prorated on an annual basis) on the first day of each month to holders of record on the fifteenth day of the preceding month. Distributions of funds in the Principal Account, if any, will also be made monthly on the first day of each month to holders of record on the fifteenth day of the preceding month. See "Distribution of Interest and Principal."

     Estimated Current Return and Estimated Long-Term Return. The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with any changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of the Bonds. The Public Offering Price will vary with any changes in the bid prices of the underlying Bonds. There is, therefore, no assurance that the Estimated Current Return will be realized in the future. The Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in a Trust and (2) takes into account the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

     Redemption and Market For Units. A Certificateholder may redeem Units at the office of the Trustee, Investors Fiduciary Trust Company (see "Trustee Information"), at prices based upon the bid prices of the Bonds. In addition, although not obligated to do so, the Sponsor intends to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Bonds in the portfolio of the Trusts (see "Redemption and Repurchase of Units").

Summary of the Trusts

     Each series of the Trust is one of a series of unit investment trusts created under the laws of the State of Missouri pursuant to a Trust Indenture and Agreement (the "Indenture") between Ranson Capital Corporation, as Sponsor, and Investors Fiduciary Trust Company, as Trustee.

     Each Trust consists of a portfolio of interest bearing obligations issued by or on behalf of the state for which such Trust is named and political subdivisions, municipalities and authorities thereof, the interest on which is excludable, in the opinion of recognized bond counsel, from Federal gross income, from state income taxes to the extent indicated when held by residents of the state where the issuers of the Bonds in such Trust are located, and in the case of a Kansas Trust from local Kansas intangible personal property taxes. However, interest on all obligations held by a Trust may be subject to the alternative minimum tax for Federal income tax purposes. Accordingly, the Trusts may be appropriate only for investors who are not subject to the alternative minimum tax. See "Tax Status (Federal, State, Capital Gains)." An investment in a Trust should be made with an understanding of the risks associated with an investment in such obligations. Fluctuations in interest rates may cause corresponding fluctuations in the value of the Bonds in a portfolio. The Sponsor cannot predict whether the value of the Bonds in a portfolio will increase or decrease.

     Each Unit offered represents that fractional undivided interest in a Trust indicated under "Summary of Essential Financial Information" in Part One of this Prospectus. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each unredeemed Unit will increase, although the actual interest in a Trust represented by such fraction will remain unchanged. Units in a Trust will remain outstanding until redeemed upon tender to the Trustee by Certificateholders, which may include the Sponsor, or until the termination of the Indenture.

     The Indenture may be amended at any time by consent of Certificateholders representing at least 51% of the Units of a Trust then outstanding. The Indenture may also be amended by the Trustee and the Sponsor without the consent of any of the Certificateholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or (2) to make such other provisions as shall not adversely affect the interest of the Certificateholders, provided, however, that the Indenture may not be amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of bonds either in addition to, or in substitution for any of the Bonds initially deposited in a Trust except in connection with the substitution of refunding bonds under certain circumstances. The Trustee shall advise the Certificateholders of any amendment promptly after the execution thereof.

     The Trust may be terminated at any time by consent of Certificateholders representing at least 51% of the Units of a Trust then outstanding or by the Trustee when the value of a Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of the Trust. The Indenture will terminate upon the redemption, sale or other disposition of the last Bond held in a Trust, but in no event shall it continue beyond the end of the calendar year preceding the fiftieth anniversary of its execution.

     Written notice of any termination specifying the time or times at which Certificateholders may surrender their certificates for cancellation shall be given by the Trustee to each Certificateholder at the address appearing on the registration books of a Trust maintained by the Trustee. The Trustee will begin to liquidate any Bonds held in a Trust within a reasonable period of time from said notification and shall deduct from the proceeds any accrued costs, expenses or indemnities provided by the Indenture, including any compensation due the Trustee, any costs of liquidation and any amounts required for payment of any applicable taxes, governmental charges or final operating costs of a Trust.

     The Trustee shall then distribute to Certificateholders their pro rata shares of the remaining balances in the Principal and Interest Accounts together with a final distribution statement which will be in substantially the same form as the annual distribution statement (see "Other Rights of Certificateholders"). Any amount held by the Trustee in any reserve account will be distributed when the Trustee determines the reserve is no longer necessary in the same manner as the final distribution from the Principal and Interest Accounts (see "Distribution of Interest and Principal").

     The Sponsor and the Trustee shall be under no liability to Certificateholders for taking any action or for refraining from any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own negligence, lack of good faith or willful misconduct. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

     The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of a Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.

     Certain of the Bonds in a Trust may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest currently. See "Notes to Trust Portfolio" in Part One of this Prospectus.

Description of Trust Portfolios

     Portfolios. Since a Kansas Trust invests substantially all of its assets in Kansas municipal securities, a Kansas Trust is susceptible to political and economic factors affecting issuers of Kansas municipal securities. According to the 1990 census, 2,477,574 people lived in Kansas, representing a 4.8% increase over the 1980 census. Based on these numbers, Kansas ranked thirty-second in the nation in population size. During Fiscal Year 1993 (July 1, 1992 to June 30, 1993), the population of Kansas reached 2,523,000 with a growth rate projected at 1.1%.

     Based on statistics provided by the Kansas Department of Commerce & Housing, real personal income in Kansas grew at a rate of 3.9% in 1992, and for calendar year 1993 the projected rate is 4.3%. Both rates are slowed by the loss of high-paying manufacturing jobs. Kansas ranks 20th in the United States in average per capital income of $20,300.

     In Fiscal Year 1993, non-farm wage and salary employment in Kansas showed an increase of 37,100 jobs (3.3%) with a total of 1,142,500 persons employed. Despite heavy layoffs in the transportation sector (a 10.6% loss) total manufacturing employment decreased only 1%. Layoffs by major employers in the wholesale and retail sectors were offset by general growth with an additional 6,800 jobs added during Fiscal Year 1993, a 2.4% increase. The service sector added 5,400 jobs during this period. The unemployment rates for calendar years 1992 and 1993 were 4.2% and 5.0%, respectively. Although not strictly comparable, the preliminary seasonally adjusted rate for July 1994 was 5.2%.

     Kansas continues to be among the nation's top agricultural states, ranking first in wheat and sorghum production. The total value of crops produced in Kansas in Fiscal Year 1993 was $86.5 billion, with Kansas ranking seventh in cash receipts from farm marketing. Kansas also ranks fifth in the nation in livestock production, accounting for $4.7 billion in farm income.

     Total Kansas exports of manufactured goods increased 18% to $2.38 billion during the 1992 calendar year while agricultural exports showed an increase of 25% to $2.48 billion. These two export figures show the real diversity of the Kansas economy. Leading the way in exports for manufactured good is transportation equipment with $767 million. Agricultural exports continue to be led by wheat/flour as that group's leading export commodity.

     In Fiscal Year 1993, revenues rose in Kansas to $2.9 billion, a 19% increase over 1992 revenues. This increase was attributable to both larger income and sales taxes, as the economy continued to expand and a higher sales tax rate became effective. An 8% increase in Fiscal Year 1993 expenditures permitted Kansas to realize an operating surplus of $242 million. The state budgeted a 1994 revenue increase equal to 3.5% and an expenditure increase equal to 17.1%. The increase in expenditures is attributable to a $244 million, or 21%, expansion of local school aid funding. Prior to the 1993 surplus, Kansas incurred three consecutive operating deficits which aggregated $318 million. The State plans 1994 and 1995 operating deficits equal to $115 and $32 million, respectively. These deficits have been planned in order to comply with statutory requirements which limit General Fund ending balances to 7.5% of expenditures for 1995 and each year thereafter. The General Fund 1993 ending balance was an ample 14.3% of expenditures.

     Kansas is prohibited from incurring general obligation debt. It has incurred a minimal amount of annual appropriation debt and net tax-supported debt in the approximate amount of $835 million. Debt per capita in Kansas in Fiscal Year 1993 amounted to $235, and annual debt service as a percentage of expenditures was approximately 1.4%. Kansas is not expected, over the intermediate term, to issue significant amounts of tax-supported debt. However, it is expected to issue before 1998 approximately $515 million of revenue bonds, the proceeds of which will be used for highway improvements.

      Expenditures totaling $6.7 billion from all funding sources were approved for Fiscal Year 1994. Approximately 59.2% of the total budget is for aid to local units of government (32.9%) or for direct assistance payments to or on behalf of individuals (26.3%). Aid to local school districts, community colleges and area vocations-technical schools accounts for 82.1% of the aid expenditures. The aid recommendation also includes $127.7 million for local road and bridge programs.

     The State General Fund for Fiscal Year 1994 accounts for 46.8% of the State's financing, Special Revenue Funds accounts for 32.3%, Trust and Agency Funds 9.9%, and the Highway Fund 8.8%. The State General Fund is obtained from individual income taxes (38.1%), sales and use taxes (39.4%), corporate income tax (6.4%) and other income and excise taxes and other revenue (16.1%).

     Since a Nebraska Trust invests substantially all of its assets in Nebraska municipal securities, a Nebraska Trust is susceptible to political and economic factors affecting the issuers of Nebraska municipal securities.

     Unemployment. The Nebraska unemployment rate has been among the lowest in the nation in recent years. In July 1994, the Nebraska unemployment rate was 2.6 percent; the national average was 6.1 percent. The annual average Nebraska unemployment rates during the last several years have been 3.1 percent in 1989, 2.2 percent in 1990, 2.8 percent in 1991, 3.0 percent in 1992, and 2.6 percent in 1993, compared to 5.3 percent, 5.5 percent, 6.7 percent, 7.4 percent and 6.8 percent overall in the United States.

     Job Growth. Growth in non-farm payroll employment in Nebraska has generally been positive in recent months and years. From April 1993 to April 1994, non-farm payroll jobs increased by an estimated 8,000 in Nebraska, or by
1.0 percent.

     In 1990, the average number of non-farm jobs in Nebraska payrolls was 730,100. That number increased 1.2 percent to 739,200 in 1991; 1.5 percent to 750,000 in 1992; and 1.7 percent to 762,700 in 1993. Over the same period, U.S. non-agricultural employment decreased 1.1 percent in 1991; increased 0.3 percent in 1992; and increased 1.8 percent in 1993.

     Manufacturing Job Growth. Manufacturing jobs have grown in Nebraska in recent years, while generally declining nationally. Nebraska manufacturing jobs totaled an estimated 104,200 in April 1994, or 2.2 percent more than a year earlier.

     The number of manufacturing jobs in Nebraska averaged 97,800 in 1990; increased to 99,600 in 1991 (1.8 percent); increased to 100,700 in 1992 (1.1 percent); and increased to 102,900 in 1993 (2.2 percent). Overall in the United States, the number of manufacturing jobs declined 3.5 percent in 1991; fell 1.6 percent in 1992; and decreased 0.6 percent in 1993.

     Income. Nebraska's per capita income has historically been below the average of the United States, although the gap has closed in recent years. Per capita personal income in the State grew from $17,379 in 1990 to $18,059 in 1991, a 3.9 percent increase; to $18,957 in 1992, a 5.1 percent increase and to $19,726 in 1993, a 4.0 percent increase. From 1992 to 1993, national per capita income grew from $20,105 to $20,817, a 3.5 percent increase. In 1988, Nebraska ranked twenty-eighth among the states in per capita income; by 1993, the State ranked twenty-third. Personal income growth in Nebraska increased 4.4 percent in 1993, or from $30,368,000,000 in 1992 to $31,703,000,000 in 1993. That was only slightly below the national growth rate of 4.7 percent.

     Cost of Living. The cost of living in Nebraska is generally below the national average. Where the national average is 100.0, the four Nebraska communities surveyed averaged a composite 90.1 rating in the first quarter of 1994. In individual cost of living sectors, Nebraska scored well below the national average in the indices for housing, health care, utilities, and miscellaneous goods and services. Three of the four Nebraska communities in the survey, including Omaha and Lincoln, were above the national average in transportation costs; the State's two non-metropolitan cities in the survey, Scottsbluff and Hastings, were close to the national average for grocery items.

     Population. With Nebraska's economic gains in recent years have come population increases through positive net migration. Reversing a long period of net out-migration form 1974 to 1990, an estimated 2,300 more people moved to Nebraska than left from 1990 to 1991. Net in-migration ceased in 1992 but a natural increase (births exceeding deaths) helped boost the State's total population from the 1,578,385 recorded in the 1990 Census to an estimated 1,607,000 in 1993.

     Economic Future. Although the Nebraska economy avoided the national recession of the early 1990s, it is expected to grow at a slightly slower rate during the next two years even though the national economy is expanding. The Bureau of Business Research of the University of Nebraska-Lincoln (the "Bureau") estimates that annual average non-farm employment in the State will grow 1.4 percent in 1994 and 1.3 percent in 1995, or at about the same rate as in 1993. Personal income is expected to grow at a slightly higher rate than in 1993, or 5.6 percent in 1994 and 5.1 percent in 1995. Consequently, taxable retail sales are expected to grow 5.1 percent in 1994 and 4.4 percent in 1995. Over the long term, after 1995, the Bureau forecasts "employment gains will range between 1 to 1.5 percent per year. Personal income grow will range between 1 and 2 percent per year ahead of the inflation rate . . . Net taxable sales growth will . . . [range] between 0 and 1 percent per year."

     The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Kansas and Nebraska Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the respective State and various agencies and political subdivisions located in the respective State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Kansas or Nebraska Trusts to pay interest on or principal of the bonds.

     Certain of the Bonds in a Trust may be obligations which derive their payment from mortgage loans. Included among these Bonds may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. In view of this an investment in a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments on mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and state programs. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds.
In one situation an issuer, in reliance on its interpretation of certain language in the indenture under which one of its bond issues was created, redeemed all of such issue at par in spite of the fact that such indenture provided that the first optional redemption was to include a premium over par and could not occur prior to a later date. In connection with the housing bonds held by a Trust, the Sponsor at the date of this Prospectus is not aware that any of the respective issuers of such Bonds are actively considering the redemption of such Bonds prior to their respective stated initial call dates. For a general discussion of the effects of Bond prepayments and redemptions on Certificateholders who acquired Units at a time when such Bonds were valued in excess of the principal amount or redemption price of such Bonds, see "Bond Redemptions" below.

     Certain of the Bonds in a Trust may be health care revenue bonds. In view of this, an investment in a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service will be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, economic developments in the service area, competition, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, and government regulation. Federal legislation requires a system of prospective Medicare reimbursement which may restrict the flow of revenues to hospitals and other facilities which are reimbursed for services provided under the Medicare program. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse changes in these areas may adversely affect the ability of such issuers to make payment of principal and interest on Bonds held in the portfolio of a Trust. Such adverse changes also may adversely affect the ratings of the Bonds held in the portfolio of the Trust.

     Certain of the Bonds in a Trust may be obligations whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to item review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such Bonds to make payments of principal and/or interest on such Bonds.

     Certain of the Bonds in a Trust may be transportation revenue bonds. Payment on such bonds is dependent on revenues from projects such as tolls on turnpikes. Therefore, payment may be adversely affected by a reduction in revenues due to such factors as competition from toll-free vehicular bridges and roads, increased cost of maintenance, lower cost of alternative modes of transportation and a reduction in the availability of fuel to motorists or significant increases in the costs thereof.

     Certain of the Bonds in a Trust may be obligations which derive their payment primarily or solely by revenues from the ownership and operation of particular facilities, such as correctional facilities, parking facilities, convention centers, arenas, museums and other facilities owned or used by a charitable entity. Payment on bonds related to such facilities is, therefore, primarily or solely dependent on revenues from such projects, including user fees charges and rents. Such revenues may be affected adversely by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, reduction or loss of rents or the impact of environmental considerations.

     Certain of the Bonds in a Trust may consist of obligations of issuers which are, or which govern the operation of colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

     Bond Redemptions. Because certain of the Bonds in a Trust may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Certificateholders and will not be reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond. The Trustee has no power to vary the investments of the Trust, i.e., the Trustee has no managerial power to take advantage of market variations to improve a Certificateholder's investment.

     Certain of the Bonds in the Trusts are subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The portfolio in Part One of this Prospectus contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Bonds or may require the mandatory redemption of Bonds include, among others: a final determination that the interest on the Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the Bonds are issued on the issuer of the Bonds or the user of the proceeds of the Bonds; an administrative or judicial decree requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Bonds; an overestimate of the costs of the project to be financed with the proceeds of the Bonds resulting in excess proceeds of the Bonds which may be applied to redeem Bonds; or an underestimate of a source of funds securing the Bonds resulting in excess funds which may be applied to redeem Bonds. See "Trust Portfolio" and "Notes to Trust Portfolio" in Part One. See also "Portfolio" above for possible redemptions prior to initial stated call dates. Certain of the Bonds in a Trust may have been purchased by the Trust at premiums over the par value (principal amount) of such Bonds (see "Trust Portfolio" in Part One). To the extent Certificateholders acquire their Units at a time Bonds are valued at a premium over such par value and such Bonds are subsequently redeemed or prepaid at par or for less than such valuations, Certificateholders will likely sustain losses in connection with such redemptions or prepayments. For the tax effects of Bond redemptions generally, see "Tax Status (Federal, State, Capital Gains)."

     General. To the best knowledge of the Sponsor there is no litigation pending as of the date of this Prospectus in respect of any Bonds which might reasonably be expected to have a material adverse effect upon a Trust. At any time during the life of the Trust, litigation may be initiated on a variety of grounds with respect to Bonds in a Trust. Such litigation as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such Bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, the Trusts have received opinions of bond counsel to the issuing authorities of each Bond on the date of issuance to the effect that such Bonds have been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet the obligations undertaken with respect to the Bonds.

Objectives of the Trusts

     The Trusts have been formed to provide Certificateholders interest income which is exempt from Federal income taxes, from state income taxes when held by residents of the state where the issuers of the Bonds in such Trust are located, and, in the case of a Kansas Trust from local Kansas intangible personal property taxes. In addition, the Trusts also have objectives which include conservation of capital and liquidity of investment. There is no assurance that the Trusts' objectives will be met.

     In selecting Bonds for a Trust, the following factors, among others, were considered by the Sponsor: (a) either the Standard & Poor's Corporation rating of the Bonds was in no case less than "BBB-" or the Moody's Investors Service, Inc. rating of the Bonds was in no case less than "Baa3" including provisional or conditional ratings, respectively, or, if not rated, the Bonds had, in the opinion of the Sponsor, credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt obligations that were so rated as to be acceptable for acquisition by a Trust (see "Description of Bond Ratings") and (b) the prices of the Bonds relative to other bonds of comparable quality and maturity. Medium-quality Bonds (rated BBB or A by S&P or Baa or A by Moody's) are obligations of issuers that are considered to possess adequate, but not outstanding, capacities to service the obligations. Investment in medium-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy, than investment in higher-quality debt securities. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Medium-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Trust may have greater difficulty selling the medium-quality debt securities in its portfolio. After the creation of a Trust, a Bond may cease to be rated or its rating may be reduced below such minimum standards. Neither event requires elimination of such Bond from a portfolio but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the Bond (see "Trustee Information").

     The Trust consists of a portfolio of fixed rate, long term debt obligations. An investment in a Trust should be made with an understanding of the risks associated with an investment in such obligations. Fluctuations in interest rates may cause corresponding fluctuations in the value of the Bonds in a portfolio. The Sponsor cannot predict whether the value of the Bonds in a portfolio will increase or decrease.

Estimated Current Return and Estimated Long-Term Return

     The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities; therefore, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in a Trust and (2) takes into account the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

Public Offering Information

     Units in a Trust are offered at the Public Offering Price which is based on the bid prices of the Bonds in the portfolio plus a sales charge set forth in Part One of this Prospectus under "Summary of Essential Financial Information" plus accrued and undistributed interest to the settlement date. Units repurchased in the secondary market may be offered by this Prospectus at the Public Offering Price in the manner described herein.

     Although payment is normally made five business days following the order for purchase, payment may be made prior thereto. A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

     Units offered by this Prospectus will be distributed to the public by the Sponsor and certain dealers. Dealers will be allowed a concession equal to 3.5% of the Public Offering Price; however, resales of Units by such dealers to the public will be made at the Public Offering Price. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession to dealers from time to time. The minimum purchase will be one Unit.

     Certain commercial banks are making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by their customers is retained by or remitted to the banks in an amount allowing a concession equal to that shown above for dealers. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have indicated that these particular agency transactions are permitted under such Act.

Accrued Interest to Carry

     Accrued interest to carry consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds in a Trust is paid to the Trustee either monthly or semi-annually. However, interest on the Bonds in a Trust is accounted for daily on an accrual basis. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

     The second element of accrued interest to carry arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Certificateholders until it receives interest payments on the Bonds in a Trust. The Trustee is obligated to advance its own funds, at times, in order to make interest distributions. The Trustee will recover such advances without interest or other costs to a Trust from interest payments made on the Bonds. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee will be used by it to earn interest thereon, it benefits thereby (see "Expenses of the Trust").

     If a Certificateholder sells or redeems all or a portion of his Units or if the Bonds in a Trust are sold or otherwise removed or if the Trust is liquidated, he or she will receive at that time his or her proportionate share of the accrued interest to carry computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

Redemption and Repurchase of Units

     Certificateholders may redeem all or a portion of their Units by tender to the Trustee, at its corporate office in Kansas City, Missouri (see "Trustee Information"), of the certificates representing Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed. In order to effect a redemption of Units, Certificateholders must tender their certificates to the Trustee or provide satisfactory indemnity required in connection with lost, stolen or destroyed certificates. No redemption fee will be charged. On the seventh calendar day following such tender, or if the seventh calendar day is not a business day, on the first business day prior thereto, the Certificateholder will be entitled to receive in cash for each Unit tendered an amount equal to the redemption price per Unit as next computed after receipt by the Trustee of such tender of Units as determined by the bid price of the Bonds in a Trust on the date of tender (the "Redemption Price") plus accrued interest to, but not including, the date of redemption. The price received upon redemption may be more or less than the amount paid by the Certificateholder depending on the value of the Bonds on the date of tender. The value of the Bonds will fluctuate with market and credit conditions, including any changes in interest rate levels.

     Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. In addition, the Trustee is empowered, with certain recommendations allowed by the Sponsor, to sell Bonds in the portfolio of each Trust to make funds available for redemption. Units redeemed shall be canceled and not be available for reissuance.

     The recognized date of tender is deemed to be the date on which Units are received in proper form by the Trustee prior to 3:00 p.m. Central time. Units received by the Trustee after 3:00 p.m. will be deemed to have their recognized date of tender on the next business day on which the New York Stock Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day (see "Evaluation of the Trust").

     To the extent that Bonds in the portfolio of a Trust are sold to meet redemptions, the size and diversity of such Trust will be reduced. Such sales may occur at a time when Bonds might not otherwise be sold which may result in lower prices received on the Bonds than might be realized under normal trading conditions.

     Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Certificateholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Certificateholder only when filing his or her tax return. Under normal circumstances the Trustee obtains the Certificateholder's tax identification number from the selling broker at the time the certificate is issued, and this number is printed on the certificate and on distribution statements. If a Certificateholder's tax identification number does not appear on the certificate or statements, or if it is incorrect, the Certificateholder should contact the Trustee before presenting a certificate for redemption to determine what action, if any, is required to avoid this back-up withholding.

     The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit.

     The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's Repurchase Price in the secondary market at that time equals or exceeds the redemption price, it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the tendering Certificateholder not later than the day on which payment would otherwise have been made by the Trustee. The Public Offering Price of any Units thus acquired by the Sponsor will be in accord with the procedure described in the then currently effective prospectus relating to such Units. Units held by the Sponsor may be tendered to the Trustee for redemption. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

     Although not obligated to do so, the Sponsor intends to maintain a market for the Units offered hereby and to offer continuously to purchase such Units at prices, subject to change at any time, based upon the aggregate bid prices of the Bonds in a portfolio plus interest accrued to the date of settlement plus any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of a Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units and the Certificateholder cannot find another purchaser, a Certificateholder desiring to dispose of his Units may be able to dispose of such Units only by tendering them to the Trustee for redemption at the redemption price, which is based upon the aggregate bid prices of the Bonds in a portfolio. The aggregate bid prices of the underlying Bonds in a Trust are expected to be less than the related aggregate offering prices. A Certificateholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in existence any price in excess of the redemption price and, if so, the amount thereof.

Distribution of Interest and Principal

     Interest received by a Trust, including that part of the proceeds from the disposition of Bonds, if any, which represents accrued interest, is credited by the Trustee to the Interest Account. Any other receipts are credited to the Principal Account. Interest received by a Trust will be distributed on or shortly after the first day of each month on a pro rata basis to Certificateholders of record as of the preceding record date (which is the fifteenth day of the month next preceding the distribution). All distributions will be net of applicable expenses. The pro rata share of cash in the Principal Account will be computed on the fifteenth day of each month and will be distributed to Certificateholders as of the first day of the next succeeding month. Such principal distribution may be combined with any interest distribution due to the Certificateholder at that time. Proceeds received from the disposition of any of the Bonds in the portfolio of a Trust after each record date and prior to the following distribution date will be held in the Principal Account and not distributed until the next distribution date. The Trustee is not required to pay interest on funds held in the Principal or Interest Accounts (but may itself earn interest thereon and therefore benefit from the use of such funds) nor to make a distribution from the Principal Account unless the amount available for distribution shall equal at least $1.00 per Unit.

     The distribution to the Certificateholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to the Certificateholder's pro rata share of the estimated annual income after deducting estimated expenses. Because interest payments are not received by a Trust at a constant rate throughout the year, such interest distribution may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in the distributions from the Interest Account, the Trustee is authorized to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account on the ensuing record date. A person who purchases Units will commence receiving distributions only after such person becomes a record owner. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker/dealer.

     As of the fifteenth day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of a Trust (see "Expenses of the Trusts"). The Trustee may also withdraw from said accounts an amount, if deemed necessary, to fund a reserve for any governmental charges or anticipated Trust expenses which may be payable out of the Trust. Amounts so withdrawn will not be considered a part of the Trust's assets until such time as the Trustee shall return all or part of the amount withdrawn to the appropriate accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover redemptions of Units by the Trustee (See "Description of Trust Portfolios" and "Redemption and Repurchase of Units").

     Funds which are available for future distributions, redemptions and payment of expenses are held in accounts which are non-interest bearing to Certificateholders and are available for use by the Trustee pursuant to normal banking procedures.

Distribution Reinvestment Option

     The Sponsor has entered into arrangements with Ranson Managed
Portfolios - The Kansas Municipal Fund (the "Kansas Municipal Fund"), Ranson Managed Portfolios - The Kansas Insured Municipal Fund-Limited Maturity (the "Kansas Insured Municipal Fund") and Ranson Managed Portfolios - The Nebraska Municipal Fund (the "Nebraska Municipal Fund") which permit any Certificateholder of a Kansas Trust to elect to have each distribution of interest income or principal, including capital gains, on his Units automatically reinvested in shares of the Kansas Municipal Fund or the Kansas Insured Municipal Fund, respectively and which permit any Certificateholder of a Nebraska Trust to elect to have each distribution of interest income or principal, including capital gains, on his Units automatically reinvested in shares of the Nebraska Municipal Fund. The investment objective of each of the Kansas Municipal Fund and the Kansas Insured Municipal Fund is to provide its shareholders with a high level of current income exempt from both Federal income tax and Kansas income tax as is consistent with preservation of capital. The investment objective of the Nebraska Municipal Fund is to provide its shareholders with as high a level of current income exempt from both Federal income tax and Nebraska income tax as is consistent with preservation of capital. The objectives and policies of the Kansas Municipal Fund, the Kansas Insured Municipal Fund and the Nebraska Municipal Fund are presented in more detail in the Kansas Municipal Fund, the Kansas Insured Municipal Fund and the Nebraska Municipal Fund prospectuses, respectively. Certificateholders should contact the broker from whom they obtained this Prospectus to obtain a current prospectus for the Kansas Municipal Fund, the Kansas Insured Municipal Fund and the Nebraska Municipal Fund, or they may obtain a current prospectus by contacting Ranson Capital Corporation at (800) 345-2363.

     Certificateholders will be able to reinvest their distributions of interest income or principal in the Kansas Municipal Fund, the Kansas Insured Municipal Fund or the Nebraska Municipal Fund with no sales charge and no minimum investment.

     A Certificateholder may at any time, by so notifying the Trustee in writing, elect to terminate his participation in the Distribution Reinvestment Option and receive future distributions on his Units in cash. There will be no charge or other penalty for such termination. The Sponsor and the Kansas Municipal Fund, the Kansas Insured Municipal Fund and the Nebraska Municipal Fund each have the right to terminate the Distribution Reinvestment Option, in whole or in part.

Tax Status (Federal, State, Capital Gains)

     At the respective times of issuance of the Bonds, opinions relating to the validity thereof, to the exemption of interest thereon from Federal, from state income taxation when held by residents of the state where the issuers of the Bonds in such Trust are located and, in the case of a Kansas Trust, to the exemption from local Kansas intangible personal property taxes were rendered by bond counsel to the respective issuing authorities. Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Certificateholder is, however, includable in gross income for Federal and state income tax purposes. It should also be noted in this connection that such gain does not include any amounts received in respect of accrued interest or earned original issue discount, if any. It should be noted that under provisions of the Revenue Reconciliation Act of 1993 (the "Tax Act") described below that subject accretion of market discount on tax-exempt bonds to taxation as ordinary income, gain realized on the sale or redemption of Bonds by the Trustee or of Units by a Certificateholder that would have been treated as capital gain under prior law is treated as ordinary income to the extent it is attributable to accretion of market discount. Market discount can arise based on the price the Trust pays for Bonds or the price a Certificateholder pays for his or her Units. Neither the Sponsor nor its counsel have made any special review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for such opinions.

     In the opinion of Chapman and Cutler, counsel for the Sponsor, under existing law:

          (1) each Trust is not an association taxable as a corporation for Federal income tax purposes and interest and accrued original issue discount on the Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code") will retain its status when distributed to Certificateholders. A Certificateholder's share of the interest on certain Bonds in each Trust will be included as an item of tax preference for both individuals and corporations subject to the alternative minimum tax ("AMT Bonds"). In the case of certain corporations owning Units, interest and accrued original issue discount with respect to Bonds other than AMT Bonds held by a Trust may be subject to the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax");

          (2) exemption of interest and accrued original issue discount on any Bonds for Federal income tax purposes does not necessarily result in tax exemption under the laws of the several states as such laws vary with respect to the taxation of such Bonds and in many states all or a part of such interest and accrued original issue discount may be subject to tax; and

          (3) each Certificateholder is considered to be the owner of a pro rata portion of the Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when the Trust disposes of a Bond or when the Certificateholder redeems or sells Units. Certificateholders must reduce the tax basis of their Units for their share of accrued interest received, if any, on Bonds delivered after the date the Certificateholders pay for their Units and, consequently, such Certificateholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Certificateholder. The amount of any such gain or loss is measured by comparing the Certificateholder's pro rata share of the total proceeds from such disposition with Certificateholder's basis for his or her fractional interest in the asset disposed of. In the case of a Certificateholder who purchases Units, such basis (before adjustment for earned original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the date of acquisition of the Units. The basis of each Unit and of each Bond which was issued with original issue discount must be increased by the amount of accrued original issue discount and the basis of each Unit and of each Bond which was purchased by the Trust at a premium must be reduced by the annual amortization of Bond premium. The tax cost reduction requirements of said Code relating to amortization of bond premium may, under some circumstances, result in the Certificateholder realizing a taxable gain when his Units are sold or redeemed for an amount equal to his original cost. A Certificateholder will realize a taxable gain when his Units are sold or redeemed for an amount greater than his adjusted basis in his Units at the time of such sale or redemption.

     Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which accrued to prior owners. The application of these rules will also vary depending on the value of the Bond on the date a Certificateholder acquires his Units and the price the Certificateholder pays for his Units. Investors with questions regarding these Code sections should consult with their tax advisers. See "Trust Portfolio" in Part One for information relating to Bonds, if any, issued at an original issue discount.

     The Tax Act subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an Investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Certificateholders when principal payments are received on the Bond, upon sale or at redemption (including early redemption) or upon the sale of redemption of the Units, unless a Certificateholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Certificateholders should consult their tax advisers regarding these rules and their application.

     Interest on certain "specified private activity bonds" held by a Trust will be treated as an item of tax preference for purposes of computing the alternative minimum tax of all Certificateholders of such Trust, including individuals. As a result, such interest income may be subject to the alternative minimum tax. Such Trust will annually supply Certificateholders with information regarding the amount of Trust income attributable to those "specified private activity bonds" held by such Trust that give rise to a specific item of tax preference. Certificateholders should consult their tax adviser regarding the potential application of the alternative minimum tax and the impact of a portion of a Trust's income being characterized as a tax preference.

     For purposes of computing the alternative minimum tax for individuals and corporations and the Superfund Tax for corporations, interest on certain private activity bonds (which includes most industrial and housing revenue bonds) issued on or after August 8, 1986 such as the AMT Bonds, is included as an item of tax preference.

     In the case of corporations, for taxable years beginning after December 31, 1986, the alternative minimum tax and the Superfund Tax depend upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax exempt interest, including interest on the Bonds in a Trust. Corporate Certificateholders are urged to consult their tax advisers with respect to the particular tax consequences to them, including the corporate alternative minimum tax, Superfund Tax and the branch profits tax imposed by
Section 884 of the Code. In addition, certain "S" corporations may have a tax imposed on passive income including tax-exempt interest, such as interest on the Bonds.

     The Code provides that interest on indebtedness incurred or continued to purchase or carry obligations, the interest on which is wholly exempt from Federal income taxes, is not deductible. Because each Certificateholder is treated for Federal income tax purposes as the owner of a pro rata share of the Bonds owned by a Trust, interest on borrowed funds used to purchase or carry Units of such Trust will not be deductible for Federal income tax purposes. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. However, these rules generally do not apply to interest paid on indebtedness incurred for expenditures of a personal nature such as a mortgage incurred to purchase or improve a personal residence. Federally tax-exempt income, including income on Units of a Trust, will be taken into consideration in computing the portion, if any, of social security benefits received that will be included in a taxpayer's gross income subject to Federal income tax. It should be noted that under the Tax Act, the portion of social security benefits subject to inclusion in taxable income has been raised for taxable years starting in 1994. Under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. Investors with questions regarding these issues should consult with their tax advisers.

     For taxpayers other than corporations, net capital gains are subject to a maximum rate of 28 percent. However, it should be noted that legislative proposals are made from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed.

     The Tax Act raised tax rates on ordinary income while capital gains remain subject to a 28% maximum stated rate for taxpayers other than corporations. Because some or all capital gains are taxed at a comparatively lower rate under the Tax Act, the Tax Act includes a provision that recharacterizes capital gains as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. Certificateholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

     Under the code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

     In the case of certain of the Bonds in the Trusts, the opinions of bond counsel indicate that interest on such securities received by a "substantial user" of the facilities being financed with the proceeds of these securities, or persons related thereto, for periods while such securities are held by such a user or related person, will not be excludable from Federal gross income, although interest on such securities received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.

     In the opinion of Chapman and Cutler, counsel for the Sponsor, assuming interest on the Bonds is excludable from gross income under Section 103 of the Internal Revenue Code of 1986 as amended, under existing Kansas law;

     Kansas Taxation. Each Kansas Trust is not an association taxable as a corporation for Kansas income tax purposes;

     Each Certificateholder of a Kansas Trust will be treated as the owner of a pro rata portion of such Kansas Trust, and the income and deductions of such Kansas Trust will therefore be treated as income of the Certificateholder under Kansas law;

     Interest on Bonds issued after December 31, 1987 by the State of Kansas or any of its political subdivisions will be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than insurance companies, banks, trust companies or savings and loan associations) however, interest on Bonds issued prior to January 1, 1988 by the State of Kansas or any of its political subdivisions will not be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than insurance companies, banks, trust companies or savings and loan associations) unless the laws of the State of Kansas authorizing the issuance of such Bonds specifically exempt the interest on the Bonds from income taxation by the State of Kansas;

     Interest on Bonds issued by the State of Kansas or any of its political subdivisions will be subject to the tax imposed on banks, trust companies and savings and loan associations under Article 11, Chapter 79 of the Kansas statutes;

     Interest on Bonds issued by the State of Kansas or any of its political subdivisions will be subject to the tax imposed on insurance companies under
Article 40, Chapter 28 of the Kansas statutes unless the laws of the State of Kansas authorizing the issuance of such Bonds specifically exempt the interest on the Bonds from income taxation by the State of Kansas; interest on the Bonds which is exempt from Kansas income taxation when received by a Kansas Trust will continue to be exempt when distributed to a Certificateholder (other than a bank, trust company or savings and loan association);

     Each Certificateholder of a Kansas Trust will recognize gain or loss for Kansas income tax purposes if the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if the Certificateholder redeems or sells Units of such Kansas Trust to the extent that such transaction results in a recognized gain or loss for Federal income tax purposes; and

     Interest received by a Kansas Trust on the Bonds is exempt from intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law.

     No opinion is expressed regarding whether the gross earnings derived from the Units is subject to intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law.

     Nebraska Taxation. With respect to certain Bonds in a Nebraska Trust (the "Nebraska Bonds") which may be held by such Nebraska Trust, the opinions of bond counsel to the issuing authorities for such Bonds have indicated that the interest on such Bonds in included in computing the Nebraska Alternative Minimum Tax imposed by Section 77-2715(2) of the Revised Nebraska Statutes (the "Nebraska Minimum Tax") (the "Nebraska AMT Bonds"). However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) none of the Bonds (other than the Nebraska AMT Bonds, if any) are "specified private activity bonds" the interest on which is included as an item of tax preference in the computation of the Alternative Minimum Tax for Federal income tax purposes,
(iv) interest on the Nebraska Bonds (other than the Nebraska AMT Bonds, if any), if received directly by a Certificateholder, would be exempt from both the Nebraska income tax imposed by Section 77-2714 et. seq. of the Revised Nebraska Statutes (other than the Nebraska Minimum Tax) (the "Nebraska State Income Tax") and the Nebraska Minimum Tax imposed by Section 77-2715(2) of the Revised Nebraska Statutes (the "Nebraska Minimum Tax") and (v) interest on the Nebraska AMT Bonds, if any, if received directly by a Certificateholder, would be exempt from the Nebraska State Income Tax. The opinion set forth below does not address the taxation of persons other than full time residents of Nebraska.

     In the opinion of Chapman and Cutler under existing law and based upon the assumptions set forth above:

          (1) Each Nebraska Trust is not an association taxable as a corporation, each Certificateholder of a Nebraska Trust will be treated as the owner of a pro rata portion of such Nebraska Trust, and the income of such portion of such Nebraska Trust will therefore be treated as the income of the Certificateholder for both Nebraska State Income Tax and the Nebraska Minimum Tax purposes;

          (2) Interest on the Bonds which is exempt from both the Nebraska State Income Tax and Nebraska Minimum Tax when received by a Nebraska Trust, and which would be exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax if received directly by a Certificateholder, will retain its status as exempt from such taxes when received by such Nebraska Trust and distributed to a Certificateholder;

          (3) Interest on the Nebraska AMT Bonds, if any, which is exempt from the Nebraska State Income Tax but is included in the computation of the Nebraska Minimum Tax when received by a Nebraska Trust, and which would be exempt from the Nebraska State Income Tax but would be included in the computation of the Nebraska Minimum Tax if received directly by a Certificateholder, will retain its status as exempt from the Nebraska State Income Tax but included in the computation of the Nebraska Minimum Tax when received by such Nebraska Trust and distributed to a Certificateholder;

          (4) Each Certificateholder of a Nebraska Trust will recognize gain or loss for both Nebraska State Income Tax and Nebraska Minimum Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Certificateholder redeems or sells Units of such Nebraska Trust to the extent that such a transaction results in a recognized gain or loss to such Certificateholder for Federal income tax purposes;

          (5) The Nebraska State Income Tax does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in a Nebraska Trust, the interest on which is exempt from such Tax; and

          (6) In the case of a Certificateholder subject to the Nebraska financial institutions franchise tax, the income derived by such Certificateholder from his pro rata portion of the Bonds held by a Nebraska Trust may affect the determination of such Certificateholder's maximum franchise tax.

     Chapman and Cutler has not examined any of the Bonds to be deposited and held in each Nebraska Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from either the Nebraska State Income Tax or the Nebraska Minimum Tax of interest on the Nebraska Bonds if received directly by a Certificateholder.

     Missouri Taxation. In the opinion of Chapman and Cutler, under Missouri law, as presently enacted and construed:

          (i) Each Trust is not an association taxable as a corporation for Missouri income tax purposes.

          (ii) The Certificateholders of each Trust will be treated as the owners of a pro rata portion of such Trust and the income of such Trust will therefore be treated as income of the Certificateholders for Missouri Income Tax purposes.

          (iii) Each Trust will not be subject to the Kansas City, Missouri Earnings and Profits Tax and each Certificateholder's share of income of the Bonds held by such Trust will not generally be subject to the Kansas City, Missouri Earnings and Profits Tax or the City of St. Louis Earnings Tax (except in the case of certain Certificateholders, including corporations, otherwise subject to the St. Louis City Earnings Tax).

     All statements of law in the Prospectus concerning exemption from Federal, state or other taxes are the opinion of counsel and are to be so construed.

Expenses of the Trusts

     The Sponsor will not receive any fees in connection with activities relating to a Trust. However, for regularly evaluating the portfolio of each Trust, the Evaluator (which is the Sponsor) will receive the annual fee indicated in "Summary of Essential Financial Information" in Part One of this Prospectus. Such fee is calculated based on the largest aggregate principal amount of Bonds in a Trust at any time during such period.

     The Trustee will receive for ordinary services the annual fee from each Trust indicated in "Summary of Essential Financial Information" in Part One of this Prospectus. Such fee is calculated based on the largest aggregate principal amount of Bonds in a Trust at any time during such period. Both the Trustee's fee and the evaluation fee paid to the Sponsor may be adjusted without prior approval from Certificateholders, provided that all adjustments upward will not exceed the cumulative percentage increase of the United States Department of Labor's Consumer Price Index or, if such index is no longer published, in a comparable index. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest bearing to Certificateholders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to a Trust is expected to result from the use of these funds. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Indenture, see "Trustee Information" and "Other Rights of Certificateholders."

     The following is a summary of expenses of each Trust which, when owed to the Trustee, are secured by a lien on the assets of such Trust: (1) the expenses and costs of any action undertaken by the Trustee to protect such Trust and the rights and interests of the Certificateholders; (2) any taxes and other governmental charges upon the Bonds or any part of such Trust (no such taxes or charges are currently being levied or, to the knowledge of the Sponsor, contemplated); (3) amounts payable to the Trustee as fees for ordinary recurring services and for extraordinary non-recurring services rendered pursuant to the Indenture and all disbursements and expenses including counsel fees (including fees of counsel which the Trustee may retain) and auditing fees sustained or incurred by the Trustee in connection therewith; and (4) any losses or liabilities accruing to the Trustee without negligence, bad faith or willful misconduct on its part. The Trustee is empowered to sell Bonds in order to pay these amounts if funds are not available in the Interest and Principal Accounts. Costs of disbursement (including postage, checks and handling) of interest, principal and redemption distributions will be paid by the Trustee and will not be charged to such Trust.

Evaluation of the Trusts

     The Public Offering Price and the Redemption Price per Unit are based on the bid prices per Unit of the Bonds in the portfolio of a Trust plus accrued interest. The Public Offering Price per Unit also includes a sales charge as set forth in Part One of this Prospectus under "Summary of Essential Financial Information." While the Trustee has the power to determine the Public Offering Price per Unit and the Redemption Price per Unit when Units are tendered for redemption, such authority has been delegated to the Evaluator which determines the Public Offering Price per Unit and the Redemption Price per Unit on a daily basis as of 3:00 p.m. Central time on days the New York Stock Exchange is open (and on any other days on which Sponsor secondary market transactions or redemptions occur). With each evaluation the Public Offering Price per Unit and Redemption Price per Unit is adjusted commensurate with such evaluation and prices will be effective for all orders for purchases, sales or redemptions received at or prior to 3:00 p.m. Central time on each such day. Orders received by the Trustee or Sponsor after that time, or on a day when no evaluation is made, will be held until the next determination of price. Each evaluation of a Trust has been and will be determined on the basis of cash on hand in a Trust or money in the process of being collected, the value of the Bonds in the portfolio of a Trust based on the bid prices of the Bonds and interest accrued thereon not subject to collection less any taxes or governmental charges payable, any accrued expenses of a Trust and any cash held for distribution to Certificateholders. The result of that computation is then divided by the number of Units outstanding as of the date thereof to determine the per Unit value of the Trust.

     The Evaluator may determine the value of the Bonds in the portfolio of a Trust (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held in a Trust; (2) if bid prices are not available for any of the Bonds, on the basis of bid prices for comparable bonds; (3) by causing the value of the Bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds; or (4) by any combination of the above.

Other Rights of Certificateholders

     The Trustee shall furnish Certificateholders in connection with each distribution a statement of the amount of interest and, if any, the amount of other receipts (received since the preceding distribution) being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit outstanding. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a registered Certificateholder a statement (1) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Bonds), deductions for fees and expenses of a Trust and for redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year;
(2) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for redemptions of Units, if any, deductions for payment of applicable taxes and fees and expenses of the Trustee, and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

     The Indenture requires each Trust to be audited on an annual basis at the expense of such Trust by independent auditors selected by the Sponsor. The Trustee shall not be required (in the case of Series 4 and subsequent series), however, and does not intend to cause such an audit to be performed if its cost to a Trust shall exceed certain specified amounts (not exceeding $.50 per Unit) on an annual basis. Certificateholders may obtain a copy of such audited financial statements upon request.

     In order to comply with Federal and state tax reporting requirements, Certificateholders will be furnished, upon request to the Trustee, evaluations of the Bonds in a Trust furnished to it by the Evaluator.

     The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units of a Trust is evidenced by separate registered certificates executed by the Trustee and the Sponsor. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Certificateholder must sign exactly as his name appears on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement. Although no such charge is now made or contemplated, the Trustee may require a Certificateholder to pay a reasonable fee to be determined by the Trustee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange.

Sponsor Information

     Ranson Capital Corporation, an investment banking firm created in 1990 by a number of former employees of Ranson & Company, Inc., Sponsor of Series 1
- 50 of The Kansas Tax-Exempt Trust, is the Sponsor of the Trusts. Ranson & Company, Inc. was originally organized in Kansas in 1935 as the Ranson-Davidson Company. In 1955, S. H. Ranson, Jr. purchased the Davidson interest and the name was changed to Ranson & Company, Inc. During its fifty-year history, the Company has been active in public and corporate finance and has sold bonds and mutual funds and maintained secondary market activities relating thereto. At present, Ranson Capital Corporation, which is a member of the National Association of Securities Dealers, Inc., is the investment adviser to the Kansas Municipal Fund, the Kansas Insured Municipal Fund - Limited Maturity and the Nebraska Municipal Fund and serves as the financial adviser and as an underwriter for issuers in the Midwest and Southwest, especially in Kansas, Missouri and Texas.

     The Company's offices are currently located at 120 South Market, Suite 450, Wichita, Kansas 67202. As of September 30, 1994, the total unaudited stockholders' equity of Ranson Capital Corporation was $917,775. (This paragraph relates only to the Sponsor and not to any Series of The Kansas Tax-Exempt Trust or to any other dealer. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

     As stated under "Redemption and Repurchase of Units," the Sponsor intends to maintain a secondary market for the Units of the Trusts. In so maintaining a market, the Sponsor will realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price is based on the bid prices of the Bonds in each Trust and includes a sales charge as set forth in Part One of this Prospectus under "Summary of Essential Financial Information"). In addition, the Sponsor will also realize profits or sustain losses resulting from a redemption of such repurchased Units at a price above or below the purchase price for such Units.

     If the Sponsor shall fail to perform any of its duties under the Indenture or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission,
(ii) terminate the Indenture and liquidate a Trust as provided therein or
(iii) continue to act as Trustee without terminating the Indenture.

Trustee Information

     The Trustee, Investors Fiduciary Trust Company, is a trust company specializing in investment services, organized and existing under the laws of Missouri, having its trust office at 127 West 10th Street, Kansas City, Missouri 64105. The Trustee is subject to supervision and examination by the Division of Finance of the State of Missouri and the Federal Deposit Insurance Corporation. The Trustee is jointly owned by DST Systems, Inc. and Kemper Financial Services, Inc.

     The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Bonds for the Trust portfolios. The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Certificateholder and for the payment of expenses for which funds may not be available, such of the Bonds as are designated by the Sponsor as the Trustee in its sole discretion may deem necessary. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of Bonds upon default in payment of principal or interest, institution of certain legal proceedings, default under other documents adversely affecting debt service, default in payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue bonds or decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Sponsor the retention of such Bonds would be detrimental to the interest of the Certificateholders. The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange or substitution for any Bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such Bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such Bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Indenture to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Certificateholder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated herein, the acquisition by a Trust of any securities other than the Bonds initially deposited is not permitted.

     If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Bond within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred.

     In accordance with the Indenture, the Trustee shall keep proper books of record and account of all transactions at its office for the Trusts. Such records shall include the name and address of, and the certificates issued by the Trusts to, every Certificateholder of the Trust. Such books and records shall be open to inspection by any Certificateholder at all reasonable times during the Trustee's usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Indenture on file in its office available for inspection at all reasonable times during its usual business hours by any Certificateholder, together with a current list of the Bonds held in the Trusts.

     Under the Indenture, the Trustee or any successor trustee may resign and be discharged of the trust created by the Indenture by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Certificateholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Indenture at any time with or without cause. Notice of such removal and appointment shall be mailed to each Certificateholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

     Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a corporation organized under the laws of the United States, or any state thereof, be authorized under such laws to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Legal and Auditing Matters

     The legality of the Units offered hereby and certain matters relating to Federal, Kansas and Nebraska tax law have been passed upon by Chapman and Cutler, Chicago, Illinois, as special counsel for the Sponsor.

     The statements of net assets, including the Trust portfolios, of each Trust, included in Part One of this Prospectus and Registration Statement have been audited by Allen, Gibbs & Houlik, L.C., independent auditors, as set forth in their report appearing in Part One of this Prospectus, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Description of Bond Ratings

     Standard & Poor's Corporation. A description of the applicable Standard & Poor's Corporation rating symbols and their meanings follows:

     A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard and Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

          1) Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          2)  Nature of and provisions of the obligation; and

          3) Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA-Bonds rated AA have a very strong capacity to pay interest and repay principal, and differ from the highest rated issues only in small degree.

     A-Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

     Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

     L: The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

     Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follows:

     Aaa-Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that, with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

     Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

     A-Bonds which are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

     Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa and A obligations during periods of economic normalcy, except in instances of oversupply.

     Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Con. (-)-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, or the Sponsor or any dealer. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

     This Prospectus contains information concerning the Trust and the Sponsor, but does not contain all of the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.


                       Table of Contents
Title                                                         Page
General Summary of Information                                  1
Summary of the Trusts                                           3
Description of Trust Portfolios                                 5
Objectives of the Trusts                                       12
Estimated Current Return and Estimated Long-Term Return        13
Public Offering Information                                    13
Accrued Interest to Carry                                      14
Redemption and Repurchase of Units                             14
Distribution of Interest and Principal                         16
Distribution Reinvestment Option                               17
Tax Status (Federal, State, Capital Gains)                     18
Expenses of the Trusts                                         25
Evaluation of the Trusts                                       26
Other Rights of Certificateholders                             26
Sponsor Information                                            28
Trustee Information                                            28
Legal and Auditing Matters                                     30
Description of Bond Ratings                                    30








                  Contents of Post-Effective Amendment
                        to Registration Statement
This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                           The facing sheet

                            The prospectus

                            The signatures

                The Consent of Independent Accountants




                                  S-1






                             Signatures

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Ranson Municipal Trust, Multi-State Series 1, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Wichita and State of Kansas on the 18th day of December, 1995.

               THE RANSON MUNICIPAL TRUST, MULTI-STATE SERIES 1
               (Registrant)

               By RANSON CAPITAL CORPORATION
               (Depositor)


               By   John A. Ranson
               President and Treasurer

(Seal)

     Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities on December 18, 1995:

   Signature                    Title

John A. Ranson          President, Chief Executive     )
                        Officer and Director           )
                                                       )
Alex R. Meitzner        Executive Vice President       )
                        and Director                   )
                                                       )
Robin K. Pinkerton      Secretary, Treasurer and       )
                        Director                       )   John A. Ranson

* An executed copy of each of the related powers of attorney was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of The Kansas Tax-Exempt Trust, Series 51 (File No. 33-46376) and Series 52 (33-47687) and the same are hereby incorporated herein by this reference.


                                  S-2